Balance Sheet Information - Schedule of Inventories (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 29, 2012	Sep. 24, 2011	Jun. 30, 2012 GEN-PROBE INCORPORATED [Member]	Dec. 31, 2011 GEN-PROBE INCORPORATED [Member]	Dec. 31, 2010 GEN-PROBE INCORPORATED [Member]
Inventory [Line Items]
Raw materials and supplies			$ 24,634	$ 19,429	$ 16,915
Work in process			29,341	27,464	21,446
Finished goods			36,914	30,993	28,055
Inventories	$ 367,191	$ 230,544	$ 90,889	$ 77,886	$ 66,416